                                     FORM 8-K
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report:  October 28, 1994




                           Commission file number 1-1097




                         OKLAHOMA GAS AND ELECTRIC COMPANY
              (Exact name of registrant as specified in its charter)

                       Oklahoma                         73-0382390
             (State or other jurisdiction of         (I.R.S. Employer
             incorporation or organization)         Identification No.)



                                101 North Robinson
                                   P. O. Box 321
                        Oklahoma City, Oklahoma  73101-0321
                     (Address of principal executive offices)
                                    (Zip Code)

                                   405-272-3000
               (Registrant's telephone number, including area code)

          Item 5.     Other Events

               Reference is made to Item 1 of Part II of the Company's Form 10-Q for the quarter ended June 30, 1994, regarding the rate application filed on August 9, 1994, before the Oklahoma Corporation Commission (the "Commission").

               On October 26, 1994, the Commission issued an order reducing the Company's electric rates by approximately $15 million annually, effective January 1995. On October 26, 1994, the Company issued the following press release:


                    OG&E TO CUT BILLS $15 MILLION
                    -----------------------------

                         The Oklahoma Corporation  Commission has
                    approved a proposal to reduce bills for OG&E Electric Services' customers by about $15 million a year. The new lower bills take effect January 1, 1995. Residential customers will save about $2.4 million a year, with the remainder of the reduction directed toward making OG&E a more competitive option for industrial and commercial customers.

                         The  $15 million  savings comes  largely
                    from OG&E's recent redesign and related streamlining efforts. The company redesigned operations to become more cost-efficient and find ways of improving service to customers.

                         "It  was  just  last  August  that  OG&E
                    originally filed a request with the Commission to lower bills, and now we have a final order," said OG&E Chairman and President James G. Harlow Jr. "The Commission, staff and other parties involved should be commended for working with such speed to ensure customers bills are lowered as soon as possible."

                         "When this $15 million  is combined with
                    a rate reduction from earlier this year plus the enormous savings from the company's successful fuel-management efforts, all customers will see a substantial savings," said Harlow.

                         "The  combined savings  for the  average
                    residential customer will be about $62 a year. For commercial and industrial customers, who use large amounts of energy, the combined savings will be enough to have a meaningful impact on their ability to compete and grow."

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                          OKLAHOMA GAS AND ELECTRIC COMPANY
                                     (Registrant)



                          By      /s/  A M Strecker

                             -----------------------------
                                       A M Strecker
                                 SENIOR VICE PRESIDENT
                              FINANCE AND ADMINISTRATION

                            (On behalf of the registrant and in
                          his capacity as Chief Financial Officer)



   October 28, 1994